SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 5, 2004
                                -----------------


                           Greg Manning Auctions, Inc.

               (Exact name of registrant as specified in charter)


        Delaware                        1-11988                 22-2365834
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 (State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


         775 Passaic Avenue, West Caldwell, New Jersey             07006
        ----------------------------------------------          ------------
           (Address of principal executive offices)              (Zip Code)


           Registrant's telephone number, including area code:   (973) 882-0004
                              ------------------

                                 Not Applicable

          (Former name or former address, if changed since last report)



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial statements of business acquired.

       The audited combined financial statements for the BK&S Auction Businesses (Divisions of Collectors Universe, Inc.) for the years ended June 30, 2002 and June 2003 and Independent Auditors' Report, and the unaudited combined financial statements as of December 31, 2003 and for the six months ended December 31, 2002 and 2003 are hereby filed as part of this Report on Form 8-K/A and are included in exhibit 99.1


(b)  Unaudited Pro Forma Financial Information

        The following unaudited pro forma condensed financial information of Greg Manning Auctions, Inc., are hereby filed as part of this Report on Form 8-K/A and are included in Exhibit 99.2

        Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 2003

        Unaudited Pro Forma Condensed Combined Balance Sheet dated December 31, 2003

        Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended December 31, 2003

        Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c)  Exhibits

23.1 Independent Auditors' Consent - Deloitte & Touche LLP

99.1 Independent Auditors' Report and Combined Financial Statements of BK&S Auction Businesses (Divisions of Collectors Universe, Inc.)

99.2 Unaudited Pro Forma Condensed Financial Information of Greg Manning Auctions, Inc.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2004

                                              GREG MANNING AUCTIONS, INC.



                                              By: /s/ Larry Crawford
                                                 -----------------------
                                                 Larry Crawford
                                                 Chief Financial Officer



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